Filed pursuant to Rule 497(e)
File Nos. 002-98772 and 811-04347

GMO TRUST

Supplement dated January 23, 2023, to the
GMO Trust Statement of Additional Information relating to GMO Small Cap Quality Fund, dated September 20, 2022

Resignation of Carolyn Haley as President and Trustee of GMO Trust

On January 19, 2023, Ms. Haley submitted her resignation as President and Trustee of GMO Trust in connection with her departure from GMO, effective January 20, 2023. The SAI is hereby amended to reflect that Ms. Haley is no longer a trustee or officer of GMO Trust.